SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.____)

Filed by the Registrant                                                [X]

Filed by a Party other than the Registrant                             [ ]

[ ]   Preliminary Proxy Statement

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               SIBONEY CORPORATION

                (Name of Registrant as Specified In Its Charter)


                   (Names of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                               SIBONEY CORPORATION
                         8000 Maryland Ave., Suite 1040
                                 P.O. Box 16184
                            St. Louis, Missouri 63105



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 8, 1997

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of SIBONEY CORPORATION will be held at the Clayton Mercantile Building Conference Centre, 8000 Maryland Ave., St. Louis, Missouri 63105 on Thursday, May 8, 1997, at 11:00 a.m., for the following purposes:
          1.  to elect a board of six directors;
          2. to consider approval of the Siboney Corporation 1997 Incentive Stock Option Plan; and
          3. to transact such other business as may properly come before the meeting or any adjournment thereof. Stockholders of record at the close of business on March 11, 1997 will be entitled to vote at the meeting. A copy of the Annual Report for 1996 accompanies this notice.

                                         BY ORDER OF THE BOARD OF DIRECTORS
                                         Rebecca M. Braddock, Secretary

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING.

                                 PROXY STATEMENT

                             SOLICITATION OF PROXIES

         The enclosed proxy is solicited by the Board of Directors of SIBONEY CORPORATION (the "Company"), for use at the annual meeting of the Company's stockholders to be held at the Clayton Mercantile Building Conference Centre, 8000 Maryland Ave., St. Louis, Missouri 63105 on May 7, 1997, at 11:00 a.m. and at any adjournment thereof. Whether or not you expect to attend the meeting in person, please return your marked and executed proxy so that your shares will be voted in accordance with your wishes. The first mailing of proxies to stockholders will occur on or about April 4, 1997.

                              REVOCABILITY OF PROXY

         If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing of such revocation at any time prior to the voting of the proxy.

                                   RECORD DATE

         Stockholders of record at the close of business on March 11, 1997, will be entitled to vote at the meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         On March 11, 1997, there were 15,766,694 shares of common stock, of the par value of $.10 per share ("common stock"), outstanding and entitled to vote. Each share is entitled to one vote. A majority of the outstanding shares present in person or by proxy will constitute a quorum at the meeting. Under applicable law, the vote required for the election of directors is a plurality of all votes cast at a meeting at which a quorum is present. A vote on approval of the 1997 Incentive Stock Option Plan or any other matter properly brought before the meeting requires the affirmative vote of a majority of the shares of common stock present in person or represented at the meeting by proxy and entitled to vote on the proposal. Abstentions from voting on the election of directors will operate as neither a vote for nor a vote against any or all nominees for directors. Abstentions from voting on any other proposal properly brought before the meeting effectively will operate as a vote against such proposal. Shares represented by broker non-votes will not be counted in determining the number of shares necessary for approval of a proposal, although they will be counted for purposes of determining whether there is a quorum.

         As of March 11, 1997, the following person was known to the Company who may be deemed to be the beneficial owner of more than 5% of the common stock:

                                   Title of       Amount and             % of
Name and Address                    Class      Nature of Ownership       Class
----------------                    -----      -------------------       -----
Timothy J. Tegeler                  Common         2,745,631(1)          17.39%
8000 Maryland Ave., Suite 1040
St. Louis, Missouri 63105

         (1) Includes 10,000 shares owned by members of Mr. Tegeler's family, 1,664,000 shares (10.54%) held by two trusts, of which Mr. Tegeler is a trustee together with Mercantile Trust Company of St. Louis, and 307,500 shares (1.95%) held by the Tegeler Foundation, of which Mr. Tegeler is a trustee. Also includes 25,000 shares which are the subject of currently exercisable options.

         To the knowledge of the Company, no person beneficially owns more than 5% of the Company's voting securities, other than the shares beneficially owned by Mr. Timothy J. Tegeler set forth above.

                         ACTION TO BE TAKEN UNDER PROXY

         Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to wit, Timothy J. Tegeler and Rebecca M. Braddock, or the one of them who acts, will vote:

         (1) FOR the election of the six persons named herein as nominees for directors of the Company to hold office for one year and until their successors have been duly elected and qualify;
         (2) FOR approval of the Siboney Corporation 1997 Incentive Stock Option Plan; and
         (3) according to their judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS
                         INFORMATION CONCERNING NOMINEES

         The following table indicates the names, ages, principal occupations and five-year employment histories of nominees for directors of the Company, the periods during which they have served as directors of the Company, the number of shares and percentage of the common stock of the Company beneficially owned by each nominee as of March 11, 1997, and the nature of such ownership, as well as the number of shares and percentage of common stock beneficially owned by all directors and officers as a group. The table also indicates directorships held by each nominee in companies with a class of securities registered under or subject to the requirements of the Securities Exchange Act of 1934 and companies registered as investment companies under the Investment Company Act of 1940.


                                                                                                    Amount and Nature
                                                 Principal Occupation                               of Beneficial
Name of Director (Age)                           or Employment During                               Ownership of Shares
and Term as Director                             the Past Five Years                                (% of Class)
--------------------                             -------------------                                ------------

Rebecca M. Braddock (43)            Vice President, Secretary & Treasurer                             212,000 (7)
   1985 to Present                  Siboney Corporation                                               (1.33%)
                                    St. Louis, Missouri (1)

James P. Connaughton (66)           Senior Vice President with Oppenheimer & Co., Inc.,               200,750 (2) (7)
   1987 to Present                  an investment securities firm, St. Louis, Missouri,               (1.26%)
                                    since February 1994; prior thereto,
                                    Senior Vice President of Stifel, Nicolaus
                                    and Co., Inc., an investment securities firm,
                                    St. Louis, Missouri

Alan G. Johnson (62)                Member of Gallop, Johnson & Neuman, L.C.,                         200,000
   1987 to Present                  attorneys-at-law, St. Louis, Missouri. Director of                (1.27%)
                                    K-V Pharmaceutical Company and MRL, Inc.

Thomas G. Keeton (41)               President of Woodridge Business Institute,                        324,076 (6) (7)
   1985 to Present                  a business school, Salisbury, Maryland (3)                        (2.03%)

Ernest R. Marx (46)                 Executive Vice President, Siboney Corporation,                    200,000 (7)
   1996 to Present                  St. Louis, Missouri, since September 1995;                        (1.25%)
                                    prior thereto, President of Play Bac Publishing USA,
                                    an international trade publisher, St. Louis, Missouri

Timothy J. Tegeler (55)             Chairman of the Board, President                                2,745,631 (5) (7)
   1979 to Present                  and Chief Executive Officer, Siboney                             (17.39%)
                                    Corporation, St. Louis, Missouri. Investment
                                    executive with Century Securities, Inc.,
                                    an investment securities firm, since February 1993;
                                    prior thereto, an investment executive with
                                    Stifel, Nicolaus & Co., Inc., St. Louis, Missouri (4)

All Directors and Officers                                                                          3,882,457 (5) (7)
      as a group                                                                                     (23.40%)

(1) Ms. Braddock is also an Administrator for the Tegeler Foundation, a charitable foundation, St. Louis, Missouri.

(2) Includes 500 shares owned by Mr. Connaughton as joint tenant and 250 shares held in a trust of which Mr. Connaughton is the trustee.

(3) Mr. Keeton has been the sole Director, President and Chief Executive Officer of Siboney Communications, Inc., a wholly owned subsidiary, from September 1985 to the present.

(4) Mr. Tegeler is also the Managing Trustee of the Tegeler Foundation, St. Louis, Missouri.

(5) Includes the shares set forth in footnote (1) to the table under "Voting Securities and Principal Holders Thereof."

(6) Includes 10,000 shares owned by Mr. Keeton as custodian for a minor child.

(7)      Includes the following shares subject to fully exercisable options:

                                                 Shares Subject
            Name of Director/Officer               to Options
            ------------------------               ----------
            Timothy J. Tegeler                       25,000
            Thomas G. Keeton                        200,000
            Rebecca M. Braddock                     200,000
            James P. Connaughton                    200,000
            Ernest R. Marx                          200,000

         The Board of Directors held one meeting during 1996. The Company has no separate audit committee, compensation committee, nominating committee or other committee performing similar functions.

                    INFORMATION CONCERNING EXECUTIVE OFFICERS

         The executive  officers of the Company are Timothy J. Tegeler,  Rebecca
M. Braddock and Ernest R. Marx. Mr. Tegeler has served as President and Chief Executive Officer of the Company since 1985 and as Chairman of the Board since 1987. Ms. Braddock has served as Secretary of the Company since 1985 and as Vice President and Treasurer since 1987. Mr. Marx has served as Executive Vice President of the Company since September 1995, as a Director of Gamco Industries, Inc., a wholly owned subsidiary of the Company since October 1995 and as President of Gamco since August 1996.

         Each of the executive officers serves at the discretion of the Board of Directors of the Company.

                             EXECUTIVE COMPENSATION

         The following table reflects compensation paid or payable for fiscal years 1996, 1995 and 1994 with respect to the Company's chief executive officer and its other executive officers whose fiscal 1996 salaries and bonuses combined exceeded $100,000 in each instance.

                           Summary Compensation Table
                                                                                                   Long-Term
                                                                                                 Compensation
                                                          Annual Compensation                       Awards
                                   ------------------------------------------------------------  ------------

                                                                                Other Annual                    All Other
Name and Principal Position       Year          Salary ($)        Bonus ($)    Compensation ($)  Options (#)   Compensation
---------------------------       ----          ----------        ---------    ----------------  -----------   ------------
($)

TIMOTHY J. TEGELER                1996          60,000.00         4,229.00           0                0         3,862.07(1)
President and Chief               1995          52,800.00         5,406.49           0                0         2,216.53(1)
Executive Officer                 1994          50,400.00         3,000.00           0                0         3,770.15(1)

ERNEST R. MARX                    1996         120,000.00        31,089.00           0                0         0
Executive Vice President(2)       1995          35,000.00        25,000.00           0                0         0

(1) Contributions made by the Company in accordance with the Siboney Corporation 401(k) Plan.
(2) Mr. Marx joined the Company in September 1995.

                         INFORMATION AS TO STOCK OPTIONS

         The following table lists the value of options held as of the end of fiscal 1996 by the persons listed in the Summary Compensation Table.

                     AGGREGATED OPTION/SAR EXERCISES IN LAST
                FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                  Number of securities            Value of
                                                                                  underlying unexercised    unexercised in-the-
                                                                                  options/SARs at fiscal     money options/SARs
                                                                                       year-end (#)        at fiscal year-end ($)
                                                                                   ----------------------  -----------------------
                                               Shares
                                            acquired on              Value         Exercisable/             Exercisable/
         Name                               exercise (#)          Realized ($)     unexercisable            unexercisable
         ----                               ------------          ------------  -------------------       ---------------

TIMOTHY J. TEGELER                           0                              0         25,000/0                $2,500/0

ERNEST R. MARX                               0                              0         66,667/133,333          $1,667/$3,333

                       TRANSACTIONS WITH ISSUER AND OTHERS

         Alan G. Johnson, a nominee for reelection as a Director, is a member of the law firm of Gallop, Johnson & Neuman, L.C., which has been the Company's general counsel since August 1985 and is expected to provide legal services to the Company in the future.

                        PROPOSAL 2 -- APPROVAL OF SIBONEY
                  CORPORATION 1997 INCENTIVE STOCK OPTION PLAN

         On March 3, 1997, the Board of Directors of the Company adopted the Siboney Corporation 1997 Incentive Stock Option Plan (the "Plan") and it directed that the Plan be submitted to the Stockholders of the Company for their approval.

         The Plan is intended to provide additional incentive to valued and trusted employees of the Company by encouraging them to acquire shares of the Company's common stock and thereby increase the interest of such employees in the business of the Company and provide them with an increased personal interest in the success of the Company. The intended result is to promote the interest of both the Company and its Shareholders. All employees of the Company, including members of the Board of Directors who are employees, will be eligible to receive options under the Plan.

         The Plan is administered by the Board of Directors. The maximum number of shares available for issuance under the Plan is 800,000 shares. No options may granted under the Plan after March 2, 2007. The Board may amend the Plan at any time.

         An option enables the optionee to purchase shares of Common Stock at the option price. The option price per share may not be less than the fair market value of the Common Stock at the time the option is granted, provided that in the event of the grant of an option to an optionee who is or would be the beneficial owner of more than 10% of the total combined voting power of all classes of the Company's stock, the option price may not be less than 110% of the fair market value of the Common Stock on the date of grant. Under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent a person is granted options that are first exercisable during any calendar year for shares having an aggregate fair market value as of the date of grant of more than $100,000, the shares purchased pursuant to options in excess of such limitation will be deemed to be non-qualified stock options. In order to obtain shares by exercise of an option, a participant must pay the full option price to the Company at the time of exercise of the option. The purchase price may be paid in cash or, with the consent of the Board of Directors, stock of the Company, including stock acquired under the same option. Options issued under the plan are intended to qualify as incentive stock options under Section 422 of the Code.

         Options may be granted with terms of no more than ten years from the date of grant, provided that in the event of the grant of an option to an optionee who is or would be the beneficial owner of more than 10% of the total combined voting power of all classes of the Company's stock, the term of such option may not exceed five years. Options will survive for a limited period of time after the optionee's death, disability or normal retirement from the Company. Any shares as to which an option expires, lapses unexercised, or is terminated or cancelled may be subject to a new option.

         An optionee will not realize any income, nor will the Company be entitled to a deduction, at the time an incentive stock option is granted. If an optionee does not dispose of the shares acquired on the exercise of an incentive stock option within one year after the transfer of such shares to him or within two years from the date the incentive stock option was granted to him, for federal income tax purposes: (a) the optionee will not recognize any income at the time of exercise of his incentive stock option; (b) the amount by which the fair market value (determined without regard to any restriction other than a restriction which by its terms will never lapse) of the shares at the time of exercise exceeds the exercise price is an item of tax preference subject to the alternative minimum tax on individuals; and (c) the difference between the incentive stock option price and the amount realized upon sale of the shares of the optionee will be treated as long-term capital gain or loss. The Company will not be entitled to a deduction upon the exercise of an incentive stock option. Except in the case of a transfer following the death of an optionee and certain other very limited exceptions, if the stock acquired pursuant to an incentive stock option is not held for the minimum periods described above, the excess of the fair market value of the stock at the time of exercise over the amount paid for the stock generally will be taxed as ordinary income to the optionee in the year of disposition.

         The Company is entitled to a deduction for federal income tax purposes at the time and in the amount in which income is taxed to the optionee as ordinary income by reason of the sale of stock acquired upon the exercise of an incentive stock option.

         No options have been issued under the Plan.

         An affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock on the record date is required for the adoption of the Amended and Restated Plan.

       The Board of Directors recommends a vote FOR approval of the Plan.

                  RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

         Rubin, Brown, Gornstein & Co. LLP was the Company's independent auditor for the year ended December 31, 1996 and has been selected as its independent auditor for 1997. A representative of Rubin, Brown, Gornstein & Co. LLP is expected to attend the annual meeting and will have the opportunity to make statements and respond to appropriate questions from stockholders.

                                  ANNUAL REPORT

         The Annual Report of the Company for 1996 accompanies this notice.

                      FUTURE PROPOSALS OF SECURITY HOLDERS

         Any stockholder who intends to submit a proposal for consideration at the 1998 annual meeting of stockholders pursuant to the applicable rules of the Securities and Exchange Commission must send the proposal to reach the Company's Corporate Secretary by December 5, 1997. Proposals should be addressed to:
Rebecca M. Braddock, Secretary, Siboney Corporation, P.O. Box 16184, St. Louis, Missouri 63105.

                                  MISCELLANEOUS

         The Company will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

         Stockholders are urged to mark, sign, date and send in their proxies without delay.

                                 OTHER BUSINESS

         The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

         A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (including related financial statements and schedules) is available to stockholders, without charge, upon written request to the Secretary, Siboney Corporation, P.O. Box 16184, St. Louis, Missouri 63105.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/Rebecca M. Braddock, Secretary
Saint Louis, Missouri
April 4, 1997

                               SIBONEY CORPORATION

                            Annual Meeting to be Held

                                   May 8, 1997
                                   11:00 a.m.
                  Clayton Mercantile Building Conference Centre
                              8000 Maryland Avenue
                               St. Louis, MO 63105

                                   IMPORTANT

         YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE POSTPAID ENVELOPE PROVIDED.

         A MAJORITY IS REQUIRED BY LAW. THEREFORE, NO MATTER HOW MANY SHARES YOU OWN, IT IS IMPORTANT THAT YOU VOTE SO THAT YOUR COMPANY CAN SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO STOCKHOLDERS WHO HAVE NOT RESPONDED.

     Please  detach here and return this proxy in the enclosed  reply  envelope.
--------------------------------------------------------------------------------
The undersigned hereby acknowledges receipt of copies of the Company's Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 4, 1997, and the Annual Report of the Company for 1996.

P    Date         ,1997    ------------------------    ------------------------
                           Signature of Stockholder    Signature if held jointly

R Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a
O corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
X
                                              PLEASE  SIGN, DATE AND  RETURN THE
                                              PROXY CARD PROMPTLY USING THE
Y                                             ENCLOSED  ENVELOPE.

Please check your address and zip code
and note any corrections on the address label.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE








--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                               SIBONEY CORPORATION
                        1997 ANNUAL STOCKHOLDERS' MEETING

P The undersigned stockholder of SIBONEY CORPORATION, a Maryland corporation, hereby appoints Timothy J. Tegeler and Rebecca M. Braddock, or either of
R them, with full power of substitution, the true and lawful attorney and proxy of the undersigned, to represent the undersigned at the annual
O meeting of the stockholders of SIBONEY CORPORATION, to be held at the Clayton Mercantile Building Conference Centre, 8000 Maryland Avenue, St.
X Louis, Missouri 63105, on Thursday, May 8, 1997, at 11:00 a.m., and at any adjournment thereof, and to vote, according to the number of votes the
Y undersigned would be entitled to vote if personally present, upon the following matters:

     1. ELECTION OF DIRECTORS              |_|  WITHHOLD AUTHORITY
       |_| FOR all nominees listed below   to vote for all nominees listed below


     Rebecca M. Braddock, James P. Connaughton, Alan G. Johnson, Thomas G. Keeton, Ernest R. Marx and Timothy J. Tegeler INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.

     2.  APPROVAL OF THE SIBONEY CORPORATION 1997 INCENTIVE STOCK OPTION PLAN
             |_|  FOR               |_|  AGAINST              |_|  ABSTAIN

     3. In their discretion with respect to the transaction of such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 & 2.